UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report   (Date of earliest event reported):
February 4, 2010

J.B. HUNT TRANSPORT SERVICES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Arkansas	0-11757	71-0335111
(STATE OR OTHER JURISDICTION OF	(Commission File Number)	(IRS EMPLOYER
INCORPORATION OR ORGANIZATION)		IDENTIFICATION NO.)

615 J.B. Hunt Corporate Drive
Lowell, Arkansas	72745	(479) 820-0000
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

{ }	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

{ }	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

{ }	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

{ }	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.                      AMENDMENT TO BYLAWS.

    On February 4, 2010, our Board of Directors amended our Restated Corporate Bylaws for the purpose of providing that each Director shall be elected by a majority of votes cast.  The amendment is attached hereto as Exhibit 3.0 and is incorporated by reference into this Item 5.03.

ITEM 9.01.                      FINANCIAL STATEMENTS AND EXHIBITS

    Exhibit 3.0    Amendment to the Restated Bylaws

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, in the city of Lowell, Arkansas, on the 10th day of February 2010.

J.B. HUNT TRANSPORT SERVICES, INC.

By:	/s/ Kirk Thompson
Kirk Thompson
President and Chief Executive Officer

By:	/s/ David G. Mee
David G. Mee
Executive Vice President, Finance and
Administration,
Chief Financial Officer

By:	/s/ Donald G. Cope
Donald G. Cope
Senior Vice President, Controller,
Chief Accounting Officer